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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 1999

                            MRV COMMUNICATIONS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                           06-1340090
       (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)           IDENTIFICATION NUMBER)

             8943 FULLBRIGHT AVE
                CHATSWORTH, CA                          91311
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                    ISSUER'S TELEPHONE NUMBER: (818)767-9044

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events

        On September 13, 1999, MRV Communications, Inc. (the "Registrant") issued a press release announcing the resignation of Zeev Rav-Noy from his positions with Registrant. A copy of that press release with a description of the events reported in this Form 8-K is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

        On September 14, 1999, Registrant issued another press release announcing the appointment of two new members of its Board of Directors. A copy of that press release with a description of the additional events reported in this Form 8-K is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

        99.1 Press Release dated September 13, 1999 (and issued September 13, 1999).

        99.2 Press Release dated September 13, 1999 (and issued September 14, 1999).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 14, 1999

                                            MRV COMMUNICATIONS, INC.

                                            BY: /s/ Edmund Glazer
                                               ---------------------------------
                                               Edmund Glazer
                                               Executive Vice President Finance
                                               and Administration
                                               and Chief Financial Officer



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